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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2014

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UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

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Maryland    001-12690       22-1890929

(State or other jurisdiction  (Commission    (IRS Employer

of incorporation)   File Number)    Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ    07728

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02

Results of Operations and Financial Condition.

Item 7.01

Regulation FD Disclosure.

On August 7, 2014, the Company issued a press release announcing the results of operation and financial condition of the Company for the quarter ended June 30, 2014.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

99

Press Release dated August 7, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date: August 7, 2014	By: /s/ Anna T. Chew
Name: Anna T. Chew
Vice President and Chief Financial Officer

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